EXHIBIT 10.76

MASTER LEASE NO. 1 AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 1 AMENDMENT AGREEMENT

THIS MASTER LEASE NO. 1 AMENDMENT AGREEMENT (hereinafter this “Agreement”) is dated as of the 22nd day of December, 2004, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into those two certain Agreements for Sale of Real Estate and Master Lease Amendment dated as of the date hereof (the “Sale/Amendment Agreements”).

C. Immediately prior hereto and pursuant to the Sale/Amendment Agreements, Lessor and Tenant entered into those certain Master Lease No. 1 Partial Lease Termination Agreements bearing even date herewith (the “Partial Lease Terminations”), pursuant to which the Lease was terminated as it applied to certain properties.

D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from the date immediately following the date hereof through April 30, 2005, be equal to Forty Three Million One Hundred Thirty Seven Thousand Six Hundred Eighty Two and 44/100 Dollars ($43,137,682.44) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current

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Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Exhibit C. Effective as of the date immediately following the date hereof, Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

4. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

5. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

6. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

7. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

10. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

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11. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:		/s/ Joseph L. Landenwich
Name:		Joseph L. Landenwich
Its:		Senior Vice President of Corporate Legal Affairs and Corporate Secretary

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:		/s/ Joseph L. Landenwich
Name:		Joseph L. Landenwich
Its:		Senior Vice President of Corporate Legal Affairs and Corporate Secretary

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:		Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice President, General Counsel and Secretary

Acknowledgments

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 21st day of December, 2004, personally came before me Deborah L. Stemmle, a Notary Public in and for said County and State, Joseph L. Landenwich, who being by me duly sworn, says that he is the Senior Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Joseph L. Landenwich acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 21st day of December, 2004.

/s/ Deborah L. Stemmle
Notary Public

My Commission Expires:

May 22, 2005

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 21st day of December, 2004, personally came before me Deborah L. Stemmle, a Notary Public in and for said County and State, Joseph L. Landenwich, who being by me duly sworn, says that he is the Senior Vice President of Corporate Affairs and Corporate Secretary of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Joseph L. Landenwich acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 21st day of December, 2004.

/s/ Deborah L. Stemmle
Notary Public

My Commission Expires:

May 22, 2005

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 20th day of December, 2004, personally came before me Barbara F. Thompson, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this 20th day of December, 2004.

/s/ Barbara F. Thompson
Notary Public

My Commission Expires:

Dec. 9, 2006

[Notarial Stamp/Seal]

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $300,000,000 Amended and Restated Credit Agreement, dated as of June 28, 2004

By:	/s/ Dawn L. Lee Lum
Name:	Dawn L. Lee Lum
Title:	Vice President

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

This 20th day of December, 2004, personally came before me Edeline C. Adderley, a Notary Public in and for said County and State, Dawn L. Lee Lum, who being by me duly sworn, says that he is the Vice President of JPMORGAN CHASE BANK, a NATIONAL ASSOCIATION corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 20th day of December, 2004.

/s/ Edeline C. Adderley
Notary Public

My Commission Expires:

September 3, 2006

[Notarial Stamp/Seal]

ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

	Facility ID	Facility Name	Base Rent Commencing May 1, 2004	Percentage of Master Lease Commencing December 22, 2004
1	114	Arden Rehab & Healthcare Center	523,908.12	1.2145%
2	127	Northwest Continuum Care Center	481,270.44	1.1157%
3	132	Madison Healthcare & Rehab Center	372,884.04	0.8644%
4	140	Wasatch Care Center	385,006.80	0.8925%
5	185	Heritage Health & Rehab Center	40,279.20	0.0934%
6	191	Silas Creek Manor	526,343.76	1.2201%
7	198	Harrington House Nursing & Rehab Center	854,699.40	1.9813%
8	218	Cascade Rehab & Care Center	341,130.48	0.7908%
9	327	Laurel Ridge Rehab & Nursing Center	368,526.60	0.8543%
10	409	Mountain Valley Care & Rehab	305,354.28	0.7079%
11	416	Park Place Health Care Center	956,295.36	2.2168%
12	433	Parkview Acres Care & Rehab Center	350,970.60	0.8136%
13	436	Valley Healthcare & Rehab Center	404,320.80	0.9373%
14	441	Mountain Towers Healthcare & Rehab	219,530.64	0.5089%
15	452	Sunnyside Care Center	241,847.40	0.5606%
16	462	Queen Anne Healthcare	617,740.56	1.4320%
17	516	Hammersmith House Nursing Care Center	160,218.36	0.3714%
18	518	Timberlyn Heights Nursing & Alzheimer’s Center	441,210.84	1.0228%
19	525	La Veta Healthcare Center	460,982.52	1.0686%
20	552	Shore Village Rehab & Nursing Center	309,961.92	0.7185%
21	555	Brentwood Manor Rehab & Nursing Center	184,541.16	0.4278%
22	567	Nutmeg Pavilion Healthcare	565,927.68	1.3119%
23	577	Minerva Park Nursing & Rehab Center	398,088.48	0.9228%
24	640	Las Vegas Healthcare & Rehab Center	395,059.68	0.9158%
25	738	Bay View Nursing & Rehab Center	285,999.48	0.6630%
26	742	Sonoran Rehab & Care Center	343,784.16	0.7969%
27	745	Aurora Care Center	585,522.12	1.3573%
28	769	North Ridge Med. & Rehab Center	701,488.32	1.6262%
29	779	Westview Nursing & Rehab Center	445,821.00	1.0335%
30	784	Northfield Center for Health & Rehab	694,461.72	1.6099%
31	868	Lebanon County Manor	288,227.88	0.6682%

32	4602	Kindred Hospital So. Florida Coral Gables Campus	823,904.40	1.9099%
33	4618	Kindred Hospital Oklahoma City	1,115,430.00	2.5857%
34	4628	Kindred Hospital Chattanooga	847,254.48	1.9641%

	Facility ID	Facility Name	Base Rent Commencing May 1, 2004	Percentage of Master Lease Commencing December 22, 2004
35	4633	Kindred Hospital Louisville	3,379,637.16	7.8345%
36	4637	Kindred Hospital Chicago North Campus	5,964,519.00	13.8267%
37	4638	Kindred Hospital Indianapolis	1,894,324.56	4.3913%
38	4652	Kindred Hospital North Florida	3,452,246.64	8.0029%
39	4656	Kindred Hospital Phoenix	895,680.36	2.0763%
40	4680	Kindred Hospital St. Louis	1,067,596.44	2.4749%
41	4690	Kindred Hospital Chicago Northlake Campus	1,827,749.28	4.2370%
42	4822	Kindred Hospital San Francisco Bay Area	1,719,033.48	3.9850%
43	4842	Kindred Hospital Westminster	4,942,342.92	11.4571%
44	4848	Kindred Hospital San Diego	1,956,559.92	4.5356%

		Total Master Lease 1	43,137,682.44	100.00%

ATTACHMENT 2

EXHIBIT D

Renewal Groups

Master Lease #1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	132	Madison Healthcare & Rehab. Ctr.	Madison	TN	30-Apr-08	#1
2	577	Minerva Park Nursing & Rehab. Ctr.	Columbus	OH	30-Apr-08	#1
3	779	Westview Nursing & Rehab. Center	Bedford	IN	30-Apr-08	#1
4	784	Northfield Centre for Health & Rehab.	Louisville	KY	30-Apr-08	#1
5	4618	Kindred Hospital - Oklahoma City	Oklahoma City	OK	30-Apr-08	#1
6	4822	Kindred Hospital - San Francisco Bay Area	San Leandro	CA	30-Apr-08	#1
7	114	Arden Rehabilitation & Healthcare Ctr.	Seattle	WA	30-Apr-08	#3
8	140	Wasatch Care Center	Ogden	UT	30-Apr-08	#3
9	416	Park Place Health Care Center	Great Falls	MT	30-Apr-08	#3
10	525	La Veta Healthcare Center	Orange	CA	30-Apr-08	#3
11	4842	Kindred Hospital – Westminster	Westminster	CA	30-Apr-08	#3
12	327	Laurel Ridge Rehab. & Nursing Ctr.	Jamaica Plain	MA	30-Apr-13	#4
13	436	Valley Healthcare & Rehab. Center	Tucson	AZ	30-Apr-13	#4
14	462	Queen Anne Healthcare	Seattle	WA	30-Apr-13	#4
15	552	Shore Village Rehab. & Nursing Ctr.	Rockland	ME	30-Apr-13	#4
16	555	Brentwood Rehab. & Nsg. Center	Yarmouth	ME	30-Apr-13	#4
17	640	Las Vegas Healthcare & Rehab. Ctr.	Las Vegas	NV	30-Apr-13	#4
18	738	Bay View Nursing & Rehab. Center	Alameda	CA	30-Apr-13	#4
19	742	Sonoran Rehab & Care Center	Phoenix	AZ	30-Apr-13	#4

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20	4633	Kindred Hospital – Louisville	Louisville	KY	30-Apr-13	#4
21	4638	Kindred Hospital – Indianapolis	Indianapolis	IN	30-Apr-13	#4
22	127	Northwest Continuum Care Center	Longview	WA	30-Apr-10	#6
23	185	Heritage Health & Rehab. Center	Vancouver	WA	30-Apr-10	#6
24	191	Silas Creek Manor	Winston-Salem	NC	30-Apr-10	#6
25	452	Sunnyside Care Center	Salem	OR	30-Apr-10	#6
26	769	North Ridge Med. & Rehab. Center	Manitowoc	WI	30-Apr-10	#6
27	868	Lebanon Country Manor	Lebanon	OH	30-Apr-10	#6
28	4637	Kindred Hospital – Chicago North	Chicago	IL	30-Apr-10	#6
29	4690	Kindred Hospital - Chicago (Northlake Campus)	Northlake	IL	30-Apr-10	#6
30	516	Hammersmith House Nsg. Care Ctr.	Saugus	MA	30-Apr-10	#7
31	518	Timberlyn Heights Nsg. & Alz. Ctr.	Great Barrington	MA	30-Apr-10	#7
32	567	Nutmeg Pavilion Healthcare	New London	CT	30-Apr-10	#7
33	4602	Kindred Hospital - Coral Gables	Coral Gables	FL	30-Apr-10	#7
34	4652	Kindred Hospital - North Florida	Green Cove Spr.	FL	30-Apr-10	#7

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
35	218	Cascade Care Center	Caldwell	ID	30-Apr-10	#8
36	409	Mountain Valley Care and Rehab.	Kellogg	ID	30-Apr-10	#8
37	433	Parkview Acres Care & Rehab Ctr.	Dillon	MT	30-Apr-10	#8
38	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	30-Apr-10	#8
39	745	Aurora Care Center	Aurora	CO	30-Apr-10	#8
40	4656	Kindred Hospital – Phoenix	Phoenix	AZ	30-Apr-10	#8
41	4848	Kindred Hospital - San Diego	San Diego	CA	30-Apr-10	#8
42	198	Harrington House Nsg. & Rehab. Ctr.	Walpole	MA	30-Apr-10	#9
43	4628	Kindred Hospital – Chattanooga	Chattanooga	TN	30-Apr-10	#9
44	4680	Kindred Hospital - St. Louis	St. Louis	MO	30-Apr-10	#9